SHANGHAI JOY & HARMONY ELECTRONICS COMPANY LIMITED

FINANCIAL STATEMENTS

DECEMBER 31, 2005 AND 2004

MORGENSTERN, SVOBODA, & BAER, CPA’s, P.C.

CERTIFIED PUBLIC ACCOUNTANTS
40 Exchange Place, Suite 1820
New York, NY 10005
TEL: (212) 925-9490
FAX: (212) 226-9134
E-MAIL: MSBCPAS@GMAIL.COM

Board of Directors and Stockholders of
Shanghai Joy & Harmony Electronics Company Limited

We have audited the accompanying balance sheet of Shanghai Joy & Harmony Electronics Company Limited (“Company”) as of December 31, 2005 and 2004, and the related statements of income, comprehensive losses, statement of stockholders’ equity, and cash flows for the years then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States of America). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall consolidated financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Shanghai Joy & Harmony Electronics Company Limited as of December 31, 2005 and 2004, and the results of their operations and their cash flows for the periods then ended., in conformity with generally accepted accounting principles in the United States of America.

Morgenstern, Svoboda & Baer, CPAs, P.C.
Certified Public Accountants

New York, NY
December 17, 2006

F-3

SHANGHAI JOY & HARMONY ELECTRONICS COMPANY LIMITED
BALANCE SHEET
DECEMBER 31, 2005 AND 2004

ASSETS	2005	2004
Current Assets
Cash and cash equivalents	$642,897	$609,059
Accounts receivable, net	773,623	227,164
Inventory	543,379	185,749
Other receivables & Trade Deposits	601,076	478,937
Prepaid expenses	620	1,636
Total Current Assets	2,561,595	1,502,545

Property & equipment, net	2,913	4,133

Total Assets	$2,564,508	$1,506,678

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current Liabilities
Short Term Loans	$-	$182,017
Accounts payable and accrued expenses	170,973	40,577
Income tax payable	167,303	-
Total Current Liabilities	338,276	222,594

Stockholders’ Equity

Common stock, par value, “nil”
shares authorized, 500,000 and 500,000 issued and outstanding	606,722	606,722
Statutory reserve	238,047	101,767
Other comprehensive income	38,979	326
Retained earnings	1,342,484	575,269
Total Stockholders’ Equity	2,226,232	1,284,084
Total Liabilities and Stockholders’ Equity	$2,564,508	$1,506,678

The accompanying notes are an integral part of these financial statements.

F-4

SHANGHAI JOY & HARMONY ELECTRONICS COMPANY LIMITED
STATEMENTS OF INCOME
FOR THE YEARS ENDING DECEMBER 31, 2005 AND 2004

	2005	2004

Sales, net	$10,409,742	$4,711,158

Cost of sales	8690,611	3,764,637
Gross profit	1,719,131	946,521

General and administrative expenses	365,253	266,973
Income from operations	1,353,878	679,548

Other (Income) Expense
Interest income	(5,189)	(4,400)
Other expense	5,394	5,476
Bad debt provision	2,691	1,141
Total Other (Income) Expense	2,896	2,217
Income before income taxes	1,350,982	677,331

Provision for income taxes	447,487	-0-
Net income	$903,495	$677,331

The accompanying notes are an integral part of these financial statements.

F-5

SHANGHAI JOY & HARMONY ELECTRONICS COMPANY LIMITED
STATEMENTS OF CASH FLOWS
FOR THE YEARS ENDED DECEMBER 31, 2005 AND 2004

2005	2004
CASH FLOWS FROM OPERATING ACTIVITIES
Net Income	$903,495	$677,331
Adjustments to reconcile net income to net cash
provided by operating activities:
Depreciation	1,701	645
Provision for doubtful accounts	2,691	1,141
(Increase) / decrease in assets:
Accounts receivables	(549,149)	(210,108)
Inventory	(357,630)	175,766
Other current assets	(121,123)	(400,280)
Increase / (decrease) in current liabilities:
Accounts payable and accrued expenses	130,396	29,483
Income tax payable	167,303	-0-

Net cash provided by operating activities	177,684	273,978

CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of property & equipment	(481)	(4,777)
Net cash provided by Investing activities	(481)	(4,777)
CASH FLOWS FROM FINANCING ACTIVITIES
Short-term loans / borrowings (repayments)	(182,017)	192,798

Net cash (used in) provided by financing activities	(182,017)	192,798
Effect of exchange rate changes on cash and cash equivalents	38,653	326

Net change in cash and cash equivalents	33,838	462,325
Cash and cash equivalents, beginning balance	609,059	146,734
Cash and cash equivalents, ending balance	$642,897	$609,059
SUPPLEMENTAL DISCLOSURES:
Cash paid during the year for:
Income tax payments	$280,184	$-0	-
Interest payments	$-0	-	$-0	-

The accompanying notes are an integral part of these financial statements.

F-6

SHANGHAI JOY & HARMONY ELECTRONICS COMPANY LIMITED
STATEMENT OF STOCKHOLDERS’ EQUITY
FOR THE YEAR ENDED DECEMBER 31, 2005 AND 2004

				Other	Retained Earnings	Total
	Common Stock		Statutory	Comprehensive	(Accumulated	Stockholders’
	Shares	Amount	Reserve	Income	Deficit)	Equity/Deficit

Balance January 1, 2004	500,000	606,722		-0-	(295)	606,427

Transfer to statutory reserve			101,767		$(101,767)	-0-
Foreign currency translation adjustments				$326		326
net income for the period ended 12/31/2004					677,331	677,331
Balance December 31, 2004	500,000	606,722	101,767	326	575,268	1,284,084

Foreign currency translation adjustments				38,653		38653
net income for the year ended 12/31/2005					903,495	903,495
Transferred to statutory reserve			136,280		(136,280)	-0-
Balance December 31, 2005	500,000	$606,722	$238,047	$38,979	$1,342,483	$2,226,232

F-7

SHANGHAI JOY & HARMONY ELECTRONICS COMPANY LIMITED
NOTE TO FINANCIAL STATEMENTS
DECEMBER 31, 2005 AND 2004

Note 1 - ORGANIZATION

Shanghai Joy & Harmony Electronic Company Limited (the “Company”) was incorporated on August 20, 2003 under the laws of the People’s Republic of China (“PRC”). The Company is engaged in the business of distributing MP3 and MP4 players, iPod, electronic dictionaries, CD players, radios, Walkman, and audio systems and speakers at company maintained shops at various retail establishments.

Note 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America. The Company’s functional currency is the Chinese Renminbi; however the accompanying consolidated financial statements have been translated and presented in United States Dollars.

Translation Adjustment

As of December 31, 2005 and 2004, the accounts of Shanghai Joy & Harmony Electronics Company Limited were maintained, and its financial statements were expressed, in Chinese Yuan Renminbi (“CNY”). Such financial statements were translated into U.S. Dollars (“USD”) in accordance with Statement of Financial Accounts Standards (“SFAS”) No. 52, Foreign Currency Translation with the CNY as the functional currency. According to the Statement, all assets and liabilities were translated at the current exchange rate, stockholders equity are translated at the historical rates and income statement items are translated at the average exchange rate for the period. The resulting translation adjustments are reported under other comprehensive income in accordance with SFAS No. 130, Reporting Comprehensive Income as a component of shareholders equity. Transaction gains and losses are reflected in the income statement.

F-8

SHANGHAI JOY & HARMONY ELECTRONICS COMPANY LIMITED
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2005 AND 2004

Note 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Risks and Uncertainties

The Company is subject to substantial risks from, among other things, intense competition associated with the industry in general, other risks associated with financing, liquidity requirements, rapidly changing customer requirements, limited operating history, foreign currency exchange rates and the volatility of public markets.

Contingencies

Certain conditions may exist as of the date the financial statements are issued, which may result in a loss to the Company but which will only be resolved when one or more future events occur or fail to occur. The Company’s management and legal counsel assess such contingent liabilities, and such assessment inherently involves an exercise of judgment. In assessing loss contingencies related to legal proceedings that are pending against the Company or unasserted claims that may result in such proceedings, the Company’s legal counsel evaluates the perceived merits of any legal proceedings or unasserted claims as well as the perceived merits of the amount of relief sought or expected to be sought.

If the assessment of a contingency indicates that it is probable that a material loss has been incurred and the amount of the liability can be estimated, then the estimated liability would be accrued in the Company’s financial statements. If the assessment indicates that a potential material loss contingency is not probable but is reasonably possible, or is probable but cannot be estimated, then the nature of the contingent liability, together with an estimate of the range of possible loss if determinable and material would be disclosed.

Loss contingencies considered to be remote by management are generally not disclosed unless they involve guarantees, in which case the guarantee would be disclosed.

F-9

SHANGHAI JOY & HARMONY ELECTRONICS COMPANY LIMITED
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2005 AND 2004

Note 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Cash and Cash Equivalents

Cash and cash equivalents include cash in hand and cash in time deposits, certificates of deposit and all highly liquid debt instruments with original maturities of three months or less.

Accounts Receivable

The Company maintains reserves for potential credit losses on accounts receivable. Management reviews the composition of accounts receivable and analyzes historical bad debts, customer concentrations, customer credit worthiness, current economic trends and changes in customer payment patterns to evaluate the adequacy of these reserves. Terms of the sales vary. Reserves are recorded primarily on a specific identification basis. Allowance for doubtful debts amounted to $3,890 and $1,141 as at December 31, 2005 and 2004 respectively.

Inventories

Inventories are valued at the lower of cost (determined on a weighted average basis) or market. The Management compares the cost of inventories with the market value and allowance is made for writing down their inventories to market value, if lower. As of December 31, 2005 and 2004 inventory consisted of finished goods valued at $334,240 and $286,870 respectively.

Property, Plant & Equipment

Property and equipment are stated at cost. Expenditures for maintenance and repairs are charged to earnings as incurred; additions, renewals and betterments are capitalized. When property and equipment are retired or otherwise disposed of, the related cost and accumulated depreciation are removed from the respective accounts, and any gain or loss is included in operations. Depreciation of property and equipment is provided using the straight-line method for substantially all assets with estimated lives of:

Computers & office Equipment	5 years

As of December 31, 2005 and 2004 Property, Plant & Equipment consist of the following:

	2005	2004

Computers and Office equipment	$5,258	4,777
	5,258	4,777
Accumulated depreciation	(2,345)	(644)
	$2,913	4,133

F-10

SHANGHAI JOY & HARMONY ELECTRONICS COMPANY LIMITED
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2005 AND 2004

Note 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Long-Lived Assets

Effective January 1, 2002, the Company adopted Statement of Financial Accounting Standards No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets” (“SFAS 144”), which addresses financial accounting and reporting for the impairment or disposal of long-lived assets and supersedes SFAS No. 121, “Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of,” and the accounting and reporting provisions of APB Opinion No. 30, “Reporting the Results of Operations for a Disposal of a Segment of a Business.” The Company periodically evaluates the carrying value of long-lived assets to be held and used in accordance with SFAS 144. SFAS 144 requires impairment losses to be recorded on long-lived assets used in operations when indicators of impairment are present and the undiscounted cash flows estimated to be generated by those assets are less than the assets carrying amounts. In that event, a loss is recognized based on the amount by which the carrying amount exceeds the fair market value of the long-lived assets. Loss on long-lived assets to be disposed of is determined in a similar manner, except that fair market values are reduced for the cost of disposal. Based on its review, the Company believes that, as of December 31, 2005 there were no significant impairments of its long-lived assets.

Fair Value of Financial Instruments

Statement of financial accounting standard No. 107, Disclosures about fair value of financial instruments, requires that the Company disclose estimated fair values of financial instruments. The carrying amounts reported in the statements of financial position for current assets and current liabilities qualifying as financial instruments are a reasonable estimate of fair value.

Revenue Recognition

The Company’s revenue recognition policies are in compliance with Staff accounting bulletin (“SAB”) 104. Sales revenue is recognized at the date of shipment to customers when a formal arrangement exists, the price is fixed or determinable, the delivery is completed, no other significant obligations of the Company exist and collectibility is reasonably assured. Payments received before all of the relevant criteria for revenue recognition are satisfied are recorded as unearned revenue.

Stock-Based Compensation

In October 1995, the FASB issued SFAS No. 123, “Accounting for Stock-Based Compensation.” SFAS No. 123 prescribes accounting and reporting standards for all stock-based compensation plans, including employee stock options, restricted stock, employee stock purchase plans and stock appreciation rights. SFAS No. 123 requires compensation expense to be recorded (i) using the new fair value method or (ii) using the existing accounting rules prescribed by Accounting Principles Board Opinion No. 25, “Accounting for stock issued to employees” (“APB 25”) and related interpretations with proforma disclosure of what net income and earnings per share would have been had the Company adopted the new fair value method. The Company uses the intrinsic value method prescribed by APB 25 and has opted for the disclosure provisions of SFAS No.123.

F-11

SHANGHAI JOY & HARMONY ELECTRONICS COMPANY LIMITED
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2005 AND 2004

Note 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Advertising

Advertising expenses consist primarily of costs of promotion for corporate image and product marketing and costs of direct advertising. The Company expenses all advertising costs as incurred.

Income Taxes

The Company utilizes SFAS No. 109, “Accounting for Income Taxes,” which requires the recognition of deferred tax assets and liabilities for the expected future tax consequences of events that have been included in the financial statements or tax returns. Under this method, deferred income taxes are recognized for the tax consequences in future years of differences between the tax bases of assets and liabilities and their financial reporting amounts at each period end based on enacted tax laws and statutory tax rates applicable to the periods in which the differences are expected to affect taxable income. Valuation allowances are established, when necessary, to reduce deferred tax assets to the amount expected to be realized.

Basic and Diluted Earnings Per Share

Earnings per share is calculated in accordance with the Statement of financial accounting standards No. 128 (“SFAS No. 128”), Earnings per share. SFAS No. 128 superseded Accounting Principles Board Opinion No.15 (“APB 15”). Net loss per share for all periods presented has been restated to reflect the adoption of SFAS No. 128. Basic net loss per share is based upon the weighted average number of common shares outstanding. Diluted net loss per share is based on the assumption that all dilutive convertible shares and stock options were converted or exercised. Dilution is computed by applying the treasury stock method. Under this method, options and warrants are assumed to be exercised at the beginning of the period (or at the time of issuance, if later), and as if funds obtained thereby were used to purchase common stock at the average market price during the period.

Statement of Cash Flows

In accordance with SFAS No. 95, “Statement of Cash Flows,” cash flows from the Company’s operations are based upon the local currencies. As a result, amounts related to assets and liabilities reported on the statement of cash flows will not necessarily agree with changes in the corresponding balances on the balance sheet.

F-12

SHANGHAI JOY & HARMONY ELECTRONICS COMPANY LIMITED
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2005 AND 2004

Note 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Concentration of Credit Risk

Financial instruments that potentially subject the Company to concentrations of credit risk are cash, accounts receivable and other receivables arising from its normal business activities. The Company places its cash in what it believes to be credit-worthy financial institutions. The Company has a diversified customer base, most of which are in China. The Company controls credit risk related to accounts receivable through credit approvals, credit limits and monitoring procedures. The Company routinely assesses the financial strength of its customers and, based upon factors surrounding the credit risk, establishes an allowance, if required, for uncollectible accounts and, as a consequence, believes that its accounts receivable credit risk exposure beyond such allowance is limited.

Segment Reporting

Statement of Financial Accounting Standards No. 131 (“SFAS 131”), “Disclosure about Segments of an Enterprise and Related Information” requires use of the “management approach model” for segment reporting. The management approach model is based on the way a company’s management organizes segments within the company for making operating decisions and assessing performance. Reportable segments are based on products and services, geography, legal structure, management structure, or any other manner in which management disaggregates a company.

Recent accounting pronouncements

In May 2005, the FASB issued SFAS No. 154, “Accounting Changes and Error Corrections.” This statement applies to all voluntary changes in accounting principle and requires retrospective application to prior periods’ financial statements of changes in accounting principle, unless this would be impracticable. This statement also makes a distinction between “retrospective application” of an accounting principle and the “restatement” of financial statements to reflect the correction of an error. This statement is effective for accounting changes and corrections of errors made in fiscal years beginning after December 15, 2005.

In December 2004, the FASB issued FASB Statement No. 123R, “Share-Based Payment, an Amendment of FASB Statement No. 123” (“FAS No. 123R”). FAS No. 123R requires companies to recognize in the statement of operations the grant- date fair value of stock options and other equity-based compensation issued to employees. FAS No. 123R is effective beginning in the Company’s first quarter of fiscal 2006.

F-13

SHANGHAI JOY & HARMONY ELECTRONICS COMPANY LIMITED
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2005 AND 2004

Note 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

In June 2005, the EITF reached consensus on Issue No. 05-6, “Determining the Amortization Period for Leasehold Improvements” (“EITF 05-6.”). EITF 05-6 provides guidance on determining the amortization period for leasehold improvements acquired in a business combination or acquired subsequent to lease inception. The guidance in EITF 05-6 will be applied prospectively and is effective for periods beginning after June 29, 2005. EITF 05-6 is not expected to have a material effect on its consolidated financial position or results of operations.

In June 2005, the FASB Staff issued FASB Staff Position 150-5 (“FSP 150-5”), “Issuers Accounting under FASB Statement No. 150 for Freestanding Warrants and Other Similar Instruments on Shares that are Redeemable.” FSP 150-5 addresses whether freestanding warrants and other similar instruments on shares that are redeemable, either puttable or mandatorily redeemable, would be subject to the requirements of FASB Statement No. 150, “Accounting for Certain Financial Instruments with Characteristics of Both Liabilities and Equity,” regardless of the timing or the redemption feature or the redemption price. The FSP is effective after June 30, 2005.

On February 16, 2006 the Financial Accounting Standards Board (“FASB) issued SFAS 155, “Accounting for Certain Hybrid Instruments,” which amends SFAS 133, “Accounting for Derivative Instruments and Hedging Activities,” and SFAS 140, “Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities.” SFAS 155 allows financial instruments that have embedded derivatives to be accounted for as a whole (eliminating the need to bifurcate the derivative from its host) if the holder elects to account for the whole instrument on a fair value basis. SFAS 155 also clarifies and amends certain other provisions of SFAS 133 and SFAS 140. This statement is effective for all financial instruments acquired or issued in fiscal years beginning after September 15, 2006. The Company does not expect its adoption of this new standard to have a material impact on its financial position, results of operations or cash flows.

In March 2006, the FASB issued FASB Statement No. 156, “Accounting for Servicing of Financial Assets - an amendment to FASB Statement No. 140.” Statement 156 requires that an entity recognize a servicing asset or servicing liability each time it undertakes an obligation to service a financial asset by entering into a service contract under certain situations. The new standard is effective for fiscal years beginning after September 15, 2006. The Company does not expect its adoption of this new standard to have a material impact on its financial position, results of operations or cash flows.

The Company believes that the adoption of these standards will have no material impact on its financial statements.

F-14

SHANGHAI JOY & HARMONY ELECTRONICS COMPANY LIMITED
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2005 AND 2004

Note 3 - SHARE EXCHANGE AGREEMENT

On November 28, 2006 Shanghai Joy & Harmony Electronics Company Limited, a Corporation in China (“Company”), and the shareholders of the Company (the “Shareholders”) entered into a Share Exchange Agreement (the “Agreement”) with China 3C Group, a Nevada corporation (“CHCG”), Capital Future Development Limited, a BVI corporation (“CFDL”). The Shareholders own all of the outstanding equity of the Company (the “Shares”).

CFDL is a wholly owned subsidiary of CHCG. CFDL purchase from the Shareholders, and the Shareholders desire to sell to CFDL the Shares in exchange for shares of CHCG Common Stock, all on the terms and subject to the conditions set forth in this Agreement (the “Exchange”). As a result of the Exchange, the Company will merge with and into CFDL with the Company being the surviving entity.

As full consideration for the sale, assignment, transfer and delivery of the Shares by the Shareholders to CFDL, CHCG shall issue to the Shareholders an aggregate of 2,723,110 shares of newly issued shares of CHCG Common Stock (the “Acquisition Shares”) at $4.039 per share (“Average CHCG Stock Price”) and pay cash (the “Cash Component”) of $7,500,000 to the Shareholders. The Cash Component is payable by CHCG as follows: $3,000,000 within 10 business days after the Closing and $4,500,000 is payable six months after the Closing as evidenced by a promissory note. The parties understand and acknowledge that such exchange is based upon an approximate valuation of the Company at US $18,500,000.

Note 4 - COMPENSATED ABSENCES

Regulation 45 of local labor law entitles employees to annual vacation leave after one year of service. In general all leave must be utilized annually, with proper notification. Any unutilized leave is cancelled.

Note 5 - INCOME TAXES

The Company is governed by the Income Tax Laws of the PRC. Pursuant to the PRC Income Tax Laws, the Enterprise Income Tax (EIT) is at a statutory rate of 33%, which is comprises of 30% national income tax and 3% local income tax. The Company received a notice of exemption from income taxes for 2004.

The following is a reconciliation of income tax expense:
12/31/2005

Current		$447,487
Deferred
Total		$447,487
12/31/2004
Current		$-0
Deferred
Total		$-0
PRC income tax	%	33
Effective rate	%	33

F-15

SHANGHAI JOY & HARMONY ELECTRONICS COMPANY LIMITED
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2005 AND 2004

Note 6 - COMMITTMENTS

The Company leases office and warehouse facilities under operating leases that terminate through 2005 and 2006. Rental expense under these agreements consisted of $22,135 and $14,122 for 2005 and 2004 respectively. The Company has the following future minimum obligations as of:

	12/31/2005	12/31/2004

2005	$-	$14,122
2006	22,135	-

Total	$22,135	$14,122

Note 7 - STATUTORY RESERVE

In accordance with the laws and regulations of the PRC, a wholly-owned Foreign Invested Enterprises’ income, after the payment of the PRC income taxes, shall be allocated to the statutory surplus reserves and statutory public affair fund. Prior to January 1, 2006 the proportion of allocation for reserve was ten percent (10%) of the profit after tax to the surplus reserve fund and additional five to ten percent to the public affair fund. The public affair fund reserve was limited to fifty percent (50%) of the registered capital. Effective January 1, 2006 there is now only one fund requirement. The reserve is ten percent (10%) of income after tax, not to exceed fifty percent (50%) of registered capital.

Statutory Reserve funds are restricted for set off against losses, expansion of production and operation or increase in register capital of the respective company. Statutory public welfare funds are restricted to the capital expenditures for the collective welfare of employees. These reserves are not transferable to the Company in the form of cash dividends, loans or advances. These reserves are therefore not available for distribution except in liquidation. As of December 31, 2005 and 2004, the Company had allocated $238,047 and $101,767 respectively to these non-distributable reserve funds.

Note 8 - OTHER COMPREHENSIVE INCOME

Balances of related after-tax components comprising accumulated other comprehensive income (loss), included in stockholders equity at December 31, 2005 and December 31, 2004 are as follows:
	Foreign Currency Translation Adjustment	Accumulated Other Comprehensive Income

Balance at January 1, 2004	$-0-	$-0-
Change for 2004	326	326
Balance at December 31, 2004	$326	$326
Change for 2005	38,653	38,653
Balance at December 31, 2005	$38,979	$38,979

F-16

SHANGHAI JOY & HARMONY ELECTRONICS COMPANY LIMITED
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2005 AND 2004

Note 9 - CURRENT VULNERABILITY DUE TO CERTAIN RISK FACTORS

The Company’s operations are carried out in the PRC. Accordingly, the Company’s business, financial condition and results of operations may be influenced by the political, economic and legal environments in the PRC, by the general state of the PRC’s economy. The Company’s business may be influenced by changes in governmental policies with respect to laws and regulations, anti-inflationary measures, currency conversion and remittance abroad, and rates and methods of taxation, among other things.

Note 10 - MAJOR CUSTOMERS AND CREDIT RISK

The Company had no customers who accounted for more than ten percent (10%) of revenues during the years ended 2005 or 2004. No customers accounted for more than ten percent (10%) of the company’s accounts receivable at December 31, 2005 or 2004. The Company purchased approximately sixty three percent (63%) and sixty nine percent (69%) of its inventory form three vendors during 2005 and 2004 respectively

F-17

SHANGHAI JOY & HARMONY ELECTRONICS COMPANY LIMITED

FINANCIAL STATEMENTS

SEPTEMBER 30, 2006

MORGENSTERN, SVOBODA, & BAER, CPA’s, P.C.

CERTIFIED PUBLIC ACCOUNTANTS
40 Exchange Place, Suite 1820
New York, NY 10005
TEL: (212) 925-9490
FAX: (212) 226-9134
E-MAIL: MSBCPAS@gmail.Com

Board of Directors and Stockholders of
Shanghai Joy & Harmony Electronics Company Limited

We have reviewed the accompanying balance sheets of Shanghai Joy & Harmony Electronics Company Limited as of September 30, 2006 and the condensed statements of income for the nine-months ended September 30, 2006 and statements of cash flows for the nine-month then ended. These financial statements are the responsibility of the Company’s management.

We conducted our review in accordance with standards of the Public Company Accounting Oversight Board (United States). A review of interim financial information consists principally of applying analytical procedures and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit conducted in accordance with standards of the Public Company Accounting Oversight Board (United States), the objective of which is the expression of an opinion regarding the financial statements taken as a whole. Accordingly, we do not express such an opinion.

Based on our reviews, we are not aware of any material modifications that should be made to the accompanying interim financial statements referred to above for them to be in conformity with accounting principles generally accepted in the United States of America.

Morgenstern, Svoboda & Baer, CPAs, P.C.
Certified Public Accountants

New York, NY
December 17, 2006

SHANGHAI JOY & HARMONY ELECTRONICS COMPANY LIMITED
BALANCE SHEET
SEPTEMBER 30, 2006

ASSETS
Current Assets
Cash and cash equivalents	$214,561
Accounts receivable, net	3,599,680
Inventory	1,021,435
Other Receivable & Trade deposits	300,304
Prepaid expenses	4,387
Total Current Assets	5,140,367

Property & equipment, net	11,342

Total Assets	$5,151,709

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current Liabilities
Accounts payable and accrued expenses	$103,162
Income tax payable	664,115

Total Current Liabilities	767,277

Stockholders’ Equity

Common stock, $nil par value
shares authorized, 500,000 and 500,000 issued and outstanding	606,722
Statutory reserve	238,047
Other Comprehensive Income	140,567
Retained earnings	3,399,096
Total Stockholders’ Equity	4,384,432
Total Liabilities and Stockholders’ Equity	$5,151,709

The accompanying notes are an integral part of these financial statements

SHANGHAI JOY & HARMONY ELECTRONICS COMPANY LIMITED
STATEMENT OF INCOME
FOR THE NINE MONTHS ENDING SEPTEMBER 30, 2006

Sales, net	$26,526,830
Cost of sales	21,504,061
Gross profit	5,022,769

Selling & Distribution	77,722
General and Administrative Expenses	925,908
Total Operating Expenses	1,003,630
Income from Operations	4,019,139
Other (Income) Expense
Interest income	(5,337)
Other expense	7,959
Total Other (Income) Expense	2,622
Income before income taxes	4,016,517
Provision for income taxes	1,330,798
Income from Continuing Operations	2,685,719
Net income	$2,685,719

The accompanying notes are an integral part of these financial statements.

SHANGHAI JOY & HARMONY ELECTRONICS COMPANY LIMITED
STATEMENT OF CASH FLOWS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2006

CASH FLOWS FROM OPERATING ACTIVITIES
Net Income	$2,685,717
Adjustments to reconcile net income to net cash
provided by operating activities:
Depreciation	1,805
(Increase) / decrease in assets:
Accounts receivables	(2,826,057)
Inventory	(478,056)
Prepaid expense	297,006
Increase / (decrease) in current liabilities:
Accounts payable and accrued expenses	12,503
Value-added Tax Liability	101,716
Income tax payable	314,781

Net cash provided by operating activities	109,415

CASH FLOWS FROM INVESTING ACTIVITIES
Acquisitions of Property, Plant & Equipment	(10,234)
Net cash used by investing activities	(10,234)

FINANCING REVENUES
Dividend Paid	(629,105)
Net Cash Provided By (used in) Financing Activities	(629,105)
Effect of exchange rate changes on cash and cash equivalents	101,588

Net change in cash and cash equivalents	(428,336)
Cash and cash equivalents, beginning balance	642,897
Cash and cash equivalents, ending balance	$214,561
SUPPLEMENTAL DISCLOSURES:
Cash paid during the year for:
Income tax payments	$833,986
Interest payments	$-0-

The accompanying notes are an integral part of these financial statements.

SHANGHAI JOY & HARMONY ELECTRONICS COMPANY LIMITED
STATEMENT OF STOCKHOLDERS’ EQUITY
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2006

			Other			Total
	Common Stock		Comprehensive	Retained	Statutory	Shareholders
	Shares	Amount	Income	Earnings	Reserve	Equity
Balance January 1, 2006	500,000	606,722	38,979	1,342,484	238,047	2,226,232
Cash Dividend				(629,105)		(629,105)
Foreign currency translation adjustments			101,588			101,588
Net income for the nine months ended September 30, 2006				2,685,717		2,685,717
Balance September 30, 2006	500,000	$606,722	$140,567	$3,402,096	238,047	4,384,432

The accompanying notes are an integral part of these financial statements.

SHANGHAI JOY & HARMONY ELECTRONICS COMPANY LIMITED
NOTE TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2006

Note 1 - ORGANIZATION

Shanghai Joy & Harmony Economic Development Co., Ltd. (the “Company”) was incorporated on August 20, 2003 under the laws of the People’s Republic of China (PRC). The Company is engaged in the business of distributing MP3 and MP4 players, iPod, electronic dictionaries, CD players, radios, Walkman, and audio systems and speakers at company maintained shops at various retail establishments.

Note 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America. The Company’s functional currency is the Chinese Renminbi; however the accompanying consolidated financial statements have been translated and presented in United States Dollars.

Translation Adjustment

As of September 30, 2006, the accounts of Shanghai Joy & Harmony Electronics Company Limited were maintained, and its financial statements were expressed, in Chinese Yuan Renminbi (“CNY”). Such financial statements were translated into U.S. Dollars (“USD”) in accordance with Statement of Financial Accounts Standards (“SFAS”) No. 52, “Foreign Currency Translation,” with the CNY as the functional currency. According to the Statement, all assets and liabilities were translated at the current exchange rate, stockholders equity are translated at the historical rates and income statement items are translated at the average exchange rate for the period. The resulting translation adjustments are reported under other comprehensive income in accordance with SFAS No. 130, Reporting Comprehensive Income as a component of shareholders equity. Transaction gains and losses are reflected in the income statement.

SHANGHAI JOY & HARMONY ELECTRONICS COMPANY LIMITED
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2006

Note 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Risks and Uncertainties

The Company is subject to substantial risks from, among other things, intense competition associated with the industry in general, other risks associated with financing, liquidity requirements, rapidly changing customer requirements, limited operating history, foreign currency exchange rates and the volatility of public markets.

Contingencies

Certain conditions may exist as of the date the financial statements are issued, which may result in a loss to the Company but which will only be resolved when one or more future events occur or fail to occur. The Company’s management and legal counsel assess such contingent liabilities, and such assessment inherently involves an exercise of judgment. In assessing loss contingencies related to legal proceedings that are pending against the Company or unasserted claims that may result in such proceedings, the Company’s legal counsel evaluates the perceived merits of any legal proceedings or unasserted claims as well as the perceived merits of the amount of relief sought or expected to be sought.

If the assessment of a contingency indicates that it is probable that a material loss has been incurred and the amount of the liability can be estimated, then the estimated liability would be accrued in the Company’s financial statements. If the assessment indicates that a potential material loss contingency is not probable but is reasonably possible, or is probable but cannot be estimated, then the nature of the contingent liability, together with an estimate of the range of possible loss if determinable and material would be disclosed.

Loss contingencies considered to be remote by management are generally not disclosed unless they involve guarantees, in which case the guarantee would be disclosed.

SHANGHAI JOY & HARMONY ELECTRONICS COMPANY LIMITED
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2006

Note 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Cash and Cash Equivalents

Cash and cash equivalents include cash in hand and cash in time deposits, certificates of deposit and all highly liquid debt instruments with original maturities of three months or less.

Accounts Receivable

The Company maintains reserves for potential credit losses on accounts receivable. Management reviews the composition of accounts receivable and analyzes historical bad debts, customer concentrations, customer credit worthiness, current economic trends and changes in customer payment patterns to evaluate the adequacy of these reserves. Terms of the sales vary. Reserves are recorded primarily on a specific identification basis. Allowance for doubtful debts amounted to $3,890 as at September 30, 2006.

Inventories

Inventories are valued at the lower of cost (determined on a weighted average basis) or market. The Management compares the cost of inventories with the market value and allowance is made for writing down their inventories to market value, if lower. As of September 30, 2006 inventory consisted of finished goods valued at $1,021,435.

Property, Plant & Equipment

Property and equipment are stated at cost. Expenditures for maintenance and repairs are charged to earnings as incurred; additions, renewals and betterments are capitalized. When property and equipment are retired or otherwise disposed of, the related cost and accumulated depreciation are removed from the respective accounts, and any gain or loss is included in operations. Depreciation of property and equipment is provided using the straight-line method for substantially all assets with estimated lives of:

Computers & Office Equipment	5 years

As of September 30, 2006 Property, Plant & Equipment consist of the following:

Computers & Office equipment	15,442
15,442
Accumulated depreciation	(4,150)
$11,342

SHANGHAI JOY & HARMONY ELECTRONICS COMPANY LIMITED
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2006

Note 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Long-Lived Assets

Effective January 1, 2002, the Company adopted Statement of Financial Accounting Standards No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets” (“SFAS 144”), which addresses financial accounting and reporting for the impairment or disposal of long-lived assets and supersedes SFAS No. 121, “Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of,” and the accounting and reporting provisions of APB Opinion No. 30, “Reporting the Results of Operations for a Disposal of a Segment of a Business.” The Company periodically evaluates the carrying value of long-lived assets to be held and used in accordance with SFAS 144. SFAS 144 requires impairment losses to be recorded on long-lived assets used in operations when indicators of impairment are present and the undiscounted cash flows estimated to be generated by those assets are less than the assets carrying amounts. In that event, a loss is recognized based on the amount by which the carrying amount exceeds the fair market value of the long-lived assets. Loss on long-lived assets to be disposed of is determined in a similar manner, except that fair market values are reduced for the cost of disposal. Based on its review, the Company believes that, as of December 31, 2005 there were no significant impairments of its long-lived assets.

Fair Value of Financial Instruments

Statement of financial accounting standard No. 107, Disclosures about fair value of financial instruments, requires that the Company disclose estimated fair values of financial instruments. The carrying amounts reported in the statements of financial position for current assets and current liabilities qualifying as financial instruments are a reasonable estimate of fair value.

Revenue Recognition

The Company’s revenue recognition policies are in compliance with Staff accounting bulletin (“SAB”) 104. Sales revenue is recognized at the date of shipment to customers when a formal arrangement exists, the price is fixed or determinable, the delivery is completed, no other significant obligations of the Company exist and collectability is reasonably assured. Payments received before all of the relevant criteria for revenue recognition are satisfied are recorded as unearned revenue.

Stock-Based Compensation

In October 1995, the FASB issued SFAS No. 123, “Accounting for Stock-Based Compensation.” SFAS No. 123 prescribes accounting and reporting standards for all stock-based compensation plans, including employee stock options, restricted stock, employee stock purchase plans and stock appreciation rights. SFAS No. 123 requires compensation expense to be recorded (i) using the new fair value method, or (ii) using the existing accounting rules prescribed by Accounting Principles Board Opinion No. 25, Accounting for stock issued to employees (“APB 25”) and related interpretations with proforma disclosure of what net income and earnings per share would have been had the Company adopted the new fair value method. The Company uses the intrinsic value method prescribed by APB 25 and has opted for the disclosure provisions of SFAS No.123.

SHANGHAI JOY & HARMONY ELECTRONICS COMPANY LIMITED
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2006

Note 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Advertising

Advertising expenses consist primarily of costs of promotion for corporate image and product marketing and costs of direct advertising. The Company expenses all advertising costs as incurred.

Income Taxes

The Company utilizes SFAS No. 109, “Accounting for Income Taxes,” which requires the recognition of deferred tax assets and liabilities for the expected future tax consequences of events that have been included in the financial statements or tax returns. Under this method, deferred income taxes are recognized for the tax consequences in future years of differences between the tax bases of assets and liabilities and their financial reporting amounts at each period end based on enacted tax laws and statutory tax rates applicable to the periods in which the differences are expected to affect taxable income. Valuation allowances are established, when necessary, to reduce deferred tax assets to the amount expected to be realized.

Basic and Diluted Earnings Per Share

Earnings per share is calculated in accordance with the Statement of financial accounting standards No. 128 (“SFAS No. 128”), “Earnings per share.” SFAS No. 128 superseded Accounting Principles Board Opinion No.15 (“APB 15”). Net loss per share for all periods presented has been restated to reflect the adoption of SFAS No. 128. Basic net loss per share is based upon the weighted average number of common shares outstanding. Diluted net loss per share is based on the assumption that all dilutive convertible shares and stock options were converted or exercised. Dilution is computed by applying the treasury stock method. Under this method, options and warrants are assumed to be exercised at the beginning of the period (or at the time of issuance, if later), and as if funds obtained thereby were used to purchase common stock at the average market price during the period.

Statement of Cash Flows

In accordance with SFAS No. 95, “Statement of Cash Flows,” cash flows from the Company’s operations is based upon the local currencies. As a result, amounts related to assets and liabilities reported on the statement of cash flows will not necessarily agree with changes in the corresponding balances on the balance sheet.

SHANGHAI JOY & HARMONY ELECTRONICS COMPANY LIMITED
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2006

Note 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Concentration of Credit Risk

Financial instruments that potentially subject the Company to concentrations of credit risk are cash, accounts receivable and other receivables arising from its normal business activities. The Company places its cash in what it believes to be credit-worthy financial institutions. The Company has a diversified customer base, most of which are in China. The Company controls credit risk related to accounts receivable through credit approvals, credit limits and monitoring procedures. The Company routinely assesses the financial strength of its customers and, based upon factors surrounding the credit risk, establishes an allowance, if required, for uncollectible accounts and, as a consequence, believes that its accounts receivable credit risk exposure beyond such allowance is limited.

Segment Reporting

Statement of Financial Accounting Standards No. 131 (“SFAS 131”), “Disclosure about Segments of an Enterprise and Related Information” requires use of the “management approach model” for segment reporting. The management approach model is based on the way a company’s management organizes segments within the company for making operating decisions and assessing performance. Reportable segments are based on products and services, geography, legal structure, management structure, or any other manner in which management disaggregates a company.

Recent accounting pronouncements

In May 2005, the FASB issued SFAS No. 154, “Accounting Changes and Error Corrections.” This statement applies to all voluntary changes in accounting principle and requires retrospective application to prior periods’ financial statements of changes in accounting principle, unless this would be impracticable. This statement also makes a distinction between “retrospective application” of an accounting principle and the “restatement” of financial statements to reflect the correction of an error. This statement is effective for accounting changes and corrections of errors made in fiscal years beginning after December 15, 2005.

In December 2004, the FASB issued FASB Statement No. 123R, “Share-Based Payment, an Amendment of FASB Statement No. 123” (“FAS No. 123R”). FAS No. 123R requires companies to recognize in the statement of operations the grant- date fair value of stock options and other equity-based compensation issued to employees. FAS No. 123R is effective beginning in the Company’s first quarter of fiscal 2006.

SHANGHAI JOY & HARMONY ELECTRONICS COMPANY LIMITED
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2005 AND 2004

Note 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

In June 2005, the EITF reached consensus on Issue No. 05-6, “Determining the Amortization Period for Leasehold Improvements” (“EITF 05-6.”) EITF 05-6 provides guidance on determining the amortization period for leasehold improvements acquired in a business combination or acquired subsequent to lease inception. The guidance in EITF 05-6 will be applied prospectively and is effective for periods beginning after June 29, 2005. EITF 05-6 is not expected to have a material effect on its consolidated financial position or results of operations.

In June 2005, the FASB Staff issued FASB Staff Position 150-5 (“FSP 150-5”), “Issuers Accounting under FASB Statement No. 150 for Freestanding Warrants and Other Similar Instruments on Shares that are Redeemable.” FSP 150-5 addresses whether freestanding warrants and other similar instruments on shares that are redeemable, either puttable or mandatorily redeemable, would be subject to the requirements of FASB Statement No. 150, “Accounting for Certain Financial Instruments with Characteristics of Both Liabilities and Equity,” regardless of the timing or the redemption feature or the redemption price. The FSP is effective after June 30, 2005.

On February 16, 2006 the Financial Accounting Standards Board (“FASB”) issued SFAS 155, “Accounting for Certain Hybrid Instruments,” which amends SFAS 133, “Accounting for Derivative Instruments and Hedging Activities,” and SFAS 140, “Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities.” SFAS 155 allows financial instruments that have embedded derivatives to be accounted for as a whole (eliminating the need to bifurcate the derivative from its host) if the holder elects to account for the whole instrument on a fair value basis. SFAS 155 also clarifies and amends certain other provisions of SFAS 133 and SFAS 140. This statement is effective for all financial instruments acquired or issued in fiscal years beginning after September 15, 2006. The Company does not expect its adoption of this new standard to have a material impact on its financial position, results of operations or cash flows.

In March 2006, the FASB issued FASB Statement No. 156, Accounting for Servicing of Financial Assets - an amendment to FASB Statement No. 140. Statement 156 requires that an entity recognize a servicing asset or servicing liability each time it undertakes an obligation to service a financial asset by entering into a service contract under certain situations. The new standard is effective for fiscal years beginning after September 15, 2006. The Company does not expect its adoption of this new standard to have a material impact on its financial position, results of operations or cash flows.

The Company believes that the adoption of these standards will have no material impact on its financial statements.

SHANGHAI JOY & HARMONY ELECTRONICS COMPANY LIMITED
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2006

 Note 3 - SHARE EXCHANGE AGREEMENT

On November 28, 2006 Shanghai Joy & Harmony Electronics Company Limited, a Corporation in China (“Company”), and the shareholders of the Company (the “Shareholders”) entered into a Share Exchange Agreement (the “Agreement”) with China 3C Group, a Nevada corporation (“CHCG”), Capital Future Development Limited, a BVI corporation (“CFDL”). The Shareholders own all of the outstanding equity of the Company (the “Shares”).

CFDL is a wholly owned subsidiary of CHCG. CFDL purchase from the Shareholders, and the Shareholders desire to sell to CFDL the Shares in exchange for shares of CHCG Common Stock, all on the terms and subject to the conditions set forth in this Agreement (the “Exchange”). As a result of the Exchange, the Company will merge with and into CFDL with the Company being the surviving entity.

As full consideration for the sale, assignment, transfer and delivery of the Shares by the Shareholders to CFDL, CHCG shall issue to the Shareholders an aggregate of 2,723,110 shares of newly issued shares of CHCG Common Stock (the “Acquisition Shares”) at $4.039 per share (“Average CHCG Stock Price”) and pay cash (the “Cash Component”) of $7,500,000 to the Shareholders. The Cash Component is payable by CHCG as follows: $3,000,000 within 10 business days after the Closing and $4,500,000 is payable six months after the Closing as evidenced by a promissory note. The parties understand and acknowledge that such exchange is based upon an approximate valuation of the Company at US $18,500,000.

Note 4 - COMPENSATED ABSENCES

Regulation 45 of local labor law entitles employees to annual vacation leave after one year of service. In general all leave must be utilized annually, with proper notification. Any unutilized leave is cancelled.

Note 5 - INCOME TAXES

The Company is governed by the Income Tax Laws of the PRC. Pursuant to the PRC Income Tax Laws, the Enterprise Income Tax (EIT) is at a statutory rate of 33%, which is comprises of 30% national income tax and 3% local income tax.

The following is a reconciliation of income tax expense:
9/30/2006

Current		$1,330,798
Deferred
Total		$1,330,798
PRC income tax	%	33
Effective rate	%	33

SHANGHAI JOY & HARMONY ELECTRONICS COMPANY LIMITED
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2006

 Note 6 - COMMITTMENTS

The Company leases office and warehouse facilities under operating leases that terminate through 2007. Rental expense under these agreements consisted of $18,676 for the nine months ended September 30, 2006. The Company has the following future minimum obligations as of September 30, 2006:

2007	19,385

Note 7 - STATUTORY RESERVE

In accordance with the laws and regulations of the PRC, a wholly-owned Foreign Invested Enterprises’ income, after the payment of the PRC income taxes, shall be allocated to the statutory surplus reserves and statutory public affair fund. Prior to January 1, 2006 the proportion of allocation for reserve was ten percent (10%) of the profit after tax to the surplus reserve fund and additional five to ten percent to the public affair fund. The public affair fund reserve was limited to fifty percent (50%) of the registered capital. Effective January 1, 2006 there is now only one fund requirement. The reserve is ten percent (10%) of income after tax, not to exceed fifty percent (50%) of registered capital.

Statutory Reserve funds are restricted for set off against losses, expansion of production and operation or increase in register capital of the respective company. Statutory public welfare fund is restricted to the capital expenditures for the collective welfare of employees. These reserves are not transferable to the Company in the form of cash dividends, loans or advances. These reserves are therefore not available for distribution except in liquidation. As of September 30, 2006, the Company had allocated $238,047 to these non-distributable reserve funds.

Note 8 - OTHER COMPREHENSIVE INCOME

Balances of related after-tax components comprising accumulated other comprehensive income (loss), included in stockholders equity at September 30, 2006 are as follows:

	Foreign Currency Translation Adjustment	Accumulated Other Comprehensive Income
Balance at December 31, 2005	$38,979	$38979
Change for 2005	101,588	101,588
Balance at September 31, 2005	$140,567	$140,567

SHANGHAI JOY & HARMONY ELECTRONICS COMPANY LIMITED
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2006

Note 9 - CURRENT VULNERABILITY DUE TO CERTAIN RISK FACTORS

The Company’s operations are carried out in the PRC. Accordingly, the Company’s business, financial condition and results of operations may be influenced by the political, economic and legal environments in the PRC, by the general state of the PRC’s economy. The Company’s business may be influenced by changes in governmental policies with respect to laws and regulations, anti-inflationary measures, currency conversion and remittance abroad, and rates and methods of taxation, among other things.

Note 10 - MAJOR CUSTOMERS AND CREDIT RISK

During 2006 the Company had no customers accounting for more than ten percent (10%) of sales and no customers accounted for more than ten percent (10%) of the Company’s accounts receivable at September 30, 2006. The Company purchased approximately 75.6% of their inventory from four vendors during 2006.